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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 23, 2002


                       AMERIQUEST MORTGAGE SECURITIES INC.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of December 1, 2002, providing for the issuance of
             Asset-Backed Pass-Through Certificates, Series 2002-5)


                       Ameriquest Mortgage Securities Inc.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)
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           Delaware                   333-99117           33-0885129
----------------------------         ------------         ----------------------
(State or Other Jurisdiction         (Commission          (I.R.S. Employer
of Incorporation)                    File Number)         Identification Number)

1100 Town & Country Road, Suite 1100
Orange, California                                92868
---------------------------------------         ----------
(Address of Principal Executive Offices)        (Zip Code)


Registrant's telephone number, including area code:  (714) 564-0660
                                                     --------------


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                                      -2-


Item 2. ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Pool

          On December 5, 2002, a series of certificates, entitled Ameriquest Mortgage Securities Inc. Asset-Backed Pass-Through Certificates, Series 2002-5 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of December 1, 2002 (the "Agreement"), attached hereto as Exhibit 4.1, among Ameriquest Mortgage Securities Inc. as depositor (the "Depositor"), Ameriquest Mortgage Company ("Ameriquest") as master servicer (the "Master Servicer") and Deutsche Bank National Trust Company as trustee (the "Trustee"). The Certificates consist of fourteen classes of certificates (collectively, the "Certificates"), designated as the "Class AF-1 Certificates", "Class AF-2 Certificates", "Class AF-3 Certificates", "Class AF-4 Certificates", Class "AV-1 Certificates", Class "AV-2 Certificates", "Class AV-3 Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class S Certificates", "Class CE Certificates", "Class P Certificates" and "Class R Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable rate and fixed rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $351,590,621 as of December 1, 2002 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to (i) the Mortgage Loan Purchase Agreement, dated November 26, 2002, between Ameriquest and the Depositor (the "Mortgage Loan Purchase Agreement"). The Class AF-1 Certificates, Class AF-2 Certificates, Class AF-3 Certificates, Class AF-4 Certificates, the Class AV-1 Certificates, the Class AV-2 Certificates, Class AV-3 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates and the Class S Certificates were sold by the Depositor to Deutsche Bank Securities Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated November 26, 2002 (the "Underwriting Agreement") among the Depositor, Ameriquest and the Underwriter.

          The Certificates have the following initial Certificate Balances and Pass-Through Rates:

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                       Initial Certificate Principal
       Class        Balance or Notional Amount (1)         Pass-through Rate
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        AF-1               $36,300,000.00                      2.60%(2)
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        AF-2               $24,800,000.00                      4.08%(2)
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        AF-3               $11,764,000.00                      5.66%(3)
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        AF-4                $8,096,000.00                      4.94%(3)
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        AV-1               $168,840,000.00                    Variable(6)
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        AV-2               $85,000,000.00                     Variable(6)
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                                      -3-



        AV-3               $70,000,000.00                     Variable(6)
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        M-1                $21,160,000.00                     Variable(6)
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        M-2                $16,100,000.00                     Variable(6)
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        M-3                $13,800,000.00                     Variable(6)
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         S                 $24,150,000.00                      6.00%(6)
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         CE                 $4,139,900.00                      Variable
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         P                     $100.00                            N/A
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         R                      100%                              N/A
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_____________
(1) Approximate.
(2) Subject to a rate cap as described in this prospectus supplement.
(3) Subject to increase and subject to a rate cap, as described in this prospectus supplement.
(4) Notional Amount as provided in this prospectus supplement.
(5) The pass-through rate on the Class S Certificates is 6.00% per annum for each interest accrual period for the 1st Distribution Date through the 30th Distribution Date and is subject to a rate cap, as described in this prospectus supplement. The Class S Certificates will not accrue interest following the interest accrual period for the 30th Distribution Date.
(6) The pass-through rates on the Class AV-1 Certificates, the Class AV-2 Certificates, the Class AV-3 Certificates, the Class M-1 Certificates, the Class M-2 Certificates and the Class M-3 Certificates are generally based on one-month LIBOR plus an applicable margin, are subject to increase and are subject to a rate cap, as described in this prospectus supplement.

         The Certificates, other than the Class CE Certificates, the Class P Certificates and the Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated November 26, 2002, and the Prospectus Supplement, dated November 11, 2002, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE Certificates, the Class P Certificates and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.



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                                      -4-


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits

         Exhibit No.                            Description
         -----------                            -----------
              4.1 Pooling and Servicing Agreement, dated as of December 1, 2002, by and among Ameriquest Mortgage Securities Inc. as Depositor, Ameriquest Mortgage Company as Master Servicer and Deutsche Bank National Trust Company as Trustee relating to the Series 2002-5 Certificates.



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                                      -5-


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 23, 2002


                                          AMERIQUEST MORTGAGE
                                          SECURITIES INC.


                                          By:      /s/ John P. Grazer
                                             -----------------------------------
                                          Name:        John P. Grazer
                                          Title:       CFO




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                                       -6-



                                Index to Exhibits
                                -----------------




                                                                Sequentially
Exhibit No.                 Description                        Numbered Page
-----------                 -----------                        -------------

    4.1        Pooling and Servicing Agreement, dated as of          7
               December 1, 2002, by and among Ameriquest
               Mortgage Securities Inc. as Depositor,
               Ameriquest Mortgage Company as Master
               Servicer and Deutsche Bank National Trust
               Company as Trustee relating to the Series
               2002-5 Certificates.





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                                       -7-



                                   Exhibit 4.1